Exhibit 99.1

Fourth Quarter 2012
Earnings Conference Call
March 6, 2013

Safe Harbor Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech's filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in this presentation.

2012 Accomplishments
Strategic Business Growth Driving Results
✓Acquired Idea One and integrated Fargo, No. Dakota operations
 - Added 250 fiber route miles, 650 lit buildings
✓Invested in strategic capital initiatives
 - Expanded fiber network through middle-mile and last mile routes
 - Constructed 450 fiber route miles across northern Minnesota
✓Grew revenue 12%
 - Fiber and Data revenue increased 33% in 2012
 - Business and Broadband revenue accounts for 76% of 2012 revenue
✓Launched new consumer bundles; upgraded DTV middleware
 - 87% new bundle customers chose 2-year agreements
✓Increased Q4 dividend 3.5% to $0.145/share

Q4 and Fiscal 2012 Highlights
Fourth Quarter 2012 compared to Fourth Quarter 2011
•  Revenue totaled $46.6 M, +18%
 – Fiber and Data revenue +36%
 – Equipment segment revenue +44%
•  Operating income totaled $5.1 M, +40%
•  Net income totaled $2.5 M, +60%

Fiscal 2012 compared to Fiscal 2011
• Revenue totaled $183.2 M, +12%
 - Fiber and Data revenue $60.9 M, + 33%
 - Equipment segment revenue $60.1 M, +23%
• Operating income was $19.4 M, -1%
• Net income totaled $8.3 M, -1%

$39.6
$45.8
$46.6
Q4 '11
Q3 '12
Q4 '12

$162.2
$163.5
$183.2
2010
2011
2012

Consolidated Revenue
Q4 '12 compared to Q4 '11
• Fiber and Data revenue +36%
• Equipment Segment revenue

       +44%
• Telecom revenue -10%
2012 compared to 2011
• Revenue +12% driven by

       fiber/data and equipment

       revenue increases
($ in millions)

$45.2
$45.9
$60.9
2010
2011
2012

$47.5
$48.9
$60.1
2010
2011
2012

$72.0
$71.1
$64.7
2010
2011
2012

HickoryTech

Revenue by Segment
• Fiber and Data revenue

    +33%

    Excluding IdeaOne,

    revenue +9%
($ in millions) before intersegment eliminations
Equipment
Fiber and Data
Telecom
• Equipment Segment

     revenue +23%
• Equipment hardware

     sales +31%
• Equipment support

     services -13%
• Telecom revenue -9%
• Broadband -3%

     Network Access -15%

     Local Service -10%
2012 revenue compared to 2011:

Revenue Diversification
76% of 2012 revenue is from Business & Broadband Services;
less reliance on regulated telecom revenue
76%
69%
Business &
Broadband
Services
Telecom
Services
Fiber & Data
Equipment
Broadband
Broadband revenue is included in Telecom Segment.

Network Access
10%
Local Service
7%
Other Telecom
6%
Broadband
11%
Equipment
29%
Equipment Services
4%
Fiber & Data
33%

Revenue Diversification
Diverse revenue stream with growing business segments
Fiber and Data
Equipment
Telecom
Broadband revenue is included in Telecom Segment.

Diluted EPS

$0.95
$0.63
$0.61
2010
2011
2012

EBITDA

$43.1
$42.8
$46.2
2010
2011
2012

HickoryTech

Earnings and Income
• Depreciation increases (due to

    network investments) are moderating

    EPS
• 2010 EPS included tax reserve

    release, excluding it, EPS would be

    $0.71
• 2012 EBITDA increased 8%
• Fiber and data growth key driver in

    EBITDA increase
($ in millions)

$119.0
$118.9
$120.2
$107.2
$141.9
$121.2
$141.5
$127.1
$137.2
$127.1
$136.8
$128.5
2010
2011
Q1-12
Q2-12
Q3-12
2012

HickoryTech

Debt Balance
($ in millions)
Debt is following historical patterns of decline, improving shareholder value
Net debt was $128.5 million at 12/31/12
Net Debt Balance
Total Debt Balance
Net Debt subtracts the cash balance from the outstanding debt.
Idea One
Acquisition

Higher than 2011
Capex of $21.4 M
$46.2
$6.0
$30.3
$5.2
$7.6
$(2.9)
Cash balance of
$8.3 M at 12/31/12
EBITDA
Interest Expense
Capex
(net of
broadband grant
received)
Cash Taxes
Dividend
Payment
Cash
(deficit)

HickoryTech

2012 Free Cash Flow
($ in millions)
Free Cash Flow: $4.7 M, Dividend Payout: 162%

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Superior
Brainerd
Wadena
Staples
Sandstone
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Winona
Rochester
Luverne
Windom
La Crosse
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Chicago
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Extended Network
Community Fiber Ring
Backbone POP
Data Center
Telecom Service Areas

HickoryTech

Fiber Network Expansion
• Five-state regional fiber

    network includes 4,100 fiber

    route miles
• Greater Minnesota

    Broadband Collaborative

    Project added northern

    Minnesota routes
• IdeaOne acquisition added

    Fargo, ND fiber network

2013 Fiscal Outlook
Guidance as provided in Q4 earnings release on March 5, 2013.
2013 Guidance	2012	2013 Guidance Change Y/Y
Revenue	$183 M	(2%) to 3%
EBITDA	$46 M	2% to 8%
Net Income	$8.3 M	(7%) to 14%
Diluted EPS	$0.61	(7%) to 13%
Capital Expenditures	$30 M	(20%) to (6%)
Debt	$137 M
 2013 Guidance
2012
2013 Guidance
Change Y/Y
$183 M
(3%) to (1%)

2013 Priorities
• Build Enventis brand to grow business services
• Moderate telecom spending and increase bundle

   penetration
• Capitalize on past investments and continue to invest

   efficiently, target on-network sales
• Manage free cash flow and costs
• Improve customer experience
• Deliver shareholder value

Grow business services, invest for growth

Maintain Telecom cash flow, enhance broadband services

Leverage fiber network expansion

Maintain strong balance sheet, manage free cash flow

HickoryTech

Key Strategic Initiatives
Strategic Growth through organic and external growth

Strong Position	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

HickoryTech Investment Strengths
Diverse revenue streams / markets, emerging
growth through business revenue stream and fiber
network expansion
65+ years of dividend return, yield 6%
Increased dividend in 2012, 2011 and 2010
Experienced company with 115-year track record
of financial stability
Strong cash flow, strong balance sheet,
high level of recurring revenue
Focused on doubling the value of HickoryTech by
growing EBITDA, strategic services, managing debt

(Dollars in thousands)	Three Months Ended December 31				Twelve Months Ended December 31			
	2012		2011		**2012**		2011	
Reconciliation of Consolidated net income to EBITDA:								
Net income	**$**	**2,525**	$	1,574	**$**	**8,298**	$	8,401
Add:								
Depreciation and amortization		**6,951**		5,901		**26,746**		23,056
Interest expense		**1,114**		1,076		**5,749**		6,275
Income taxes		**1,458**		1,008		**5,383**		5,042
EBITDA	**$**	**12,048**	$	9,559	**$**	**46,176**	$	42,774

(Dollars in thousands)	Twelve Months Ended December 31, 2012	
Reconciliation of Consolidated net income to EBITDA:		
Net income	$	8,298
Add:		
Depreciation and amortization		26,746
Interest expense		5,749
Income taxes		5,383
EBITDA	$	46,176
EBITDA	$	46,176
Revenue	$	183,196
EBITDA Margin		25.2%

Supplemental Financial Information
Supplemental Financial Information
Reconciliation of Non-GAAP Measures
Appendix

(Dollars in thousands)	Twelve Months Ended December 31		
	2012	2011	2010
Reconciliation of Consolidated net income to EBITDA:			
Net income	**$ 8,298**	$ 8,401	$ 12,592
Add:			
Depreciation and amortization	**26,746**	23,056	22,022
Interest expense	**5,749**	6,275	4,084
Income taxes	**5,383**	5,042	4,365
EBITDA	**$ 46,176**	$ 42,774	$ 43,063

(Dollars in thousands)						
Reconciliation of net debt:	**December 31, 2012**	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010
Debt obligations, net of current maturities	**$ 135,133**	$ 135,519	$ 139,874	$ 140,272	$ 118,828	$ 114,067
Current maturities of long-term obligations	**1,648**	1,636	1,614	1,621	1,407	4,892
Total Debt	**$ 136,781**	$ 137,155	$ 141,488	$ 141,893	$ 120,235	$ 118,959
Less:						
Cash and cash equivalents	**8,305**	10,051	14,431	20,724	13,057	73
Net Debt	**$ 128,476**	$ 127,104	$ 127,057	$ 121,169	$ 107,178	$ 118,886

Supplemental Financial Information
Supplemental Financial Information
Reconciliation of Non-GAAP Measures
Appendix

(Dollars in thousands)	Three months ended Dec-12	Sep-12	Jun-12	Mar-12
Reconciliation of net income to EBITDA:				
Net income	**$ 2,525**	$ 1,741	$ 1,738	$ 2,294
Add:				
Depreciation and amortization	**6,951**	6,869	6,732	6,194
Interest expense	**1,114**	1,625	1,599	1,411
Income taxes	**1,458**	1,194	1,164	1,567
EBITDA	**$ 12,048**	$ 11,429	$ 11,233	$ 11,466

Debt to EBITDA ratio	
Total outstanding debt as of December 31, 2012	$ 136,801
EBITDA for the last (4) consecutive fiscal quarters as presented above	46,176
IdeaOne Telecom historical EBITDA (reflects 2 months)	833
Debt to EBITDA ratio as of December 31, 2012	2.91

Supplemental Financial Information
Supplemental Financial Information
Reconciliation of Non-GAAP Measures
Appendix

(Dollars in thousands)		Twelve Months Ended December 31, 2012
Reconciliation of Free Cash Flow:		
Net income	$	8,298
Add:		
Depreciation and amortization		26,746
Interest expense		5,749
Income taxes		5,383
EBITDA	$	46,176
Adjustments:		
Capital expenditures	$	30,253
Cash paid for interest		5,965
Cash paid for taxes		5,180
	$	41,398
Free cash flow	$	4,778
Dividends paid	$	7,620

Supplemental Financial Information
Supplemental Financial Information
Reconciliation of Non-GAAP Measures
Appendix

(Dollars in thousands)

Reconciliation of net income to 2013 EBITDA guidance:	Year Ending December 31, 2013 Guidance Range			
	Low		High	
Projected net income	$	7,700	$	9,500
Add back:				
Depreciation and amortization		28,500		28,000
Interest expense		5,500		6,000
Taxes		5,300		6,500
Projected EBITDA guidance	$	47,000	$	50,000
Prior Year EBITDA	$	46,176	$	46,176
% Change		+2%		+8%

Supplemental Financial Information
Supplemental Financial Information
Reconciliation of Non-GAAP Measures
Appendix